SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: April 28, 2003

Select Medical Corporation

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	000-32499 (Commission File Number)	23-2872718 (I.R.S. Employer Identification No.)

4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, PA 17055

(Address of Principal Executive Offices)              (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Select Medical Corporation press release, dated April 28, 2003.

Item 9.      Regulation FD Disclosure.

               In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

               On April 28, 2003, Select Medical Corporation issued a press release reporting its results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL CORPORATION

Date: April 29, 2003	By:	/s/ Michael E. Tarvin

Michael E. Tarvin Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Select Medical Corporation press release, dated April 28, 2003